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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 24, 2000
                                                        ------------------

                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)

             Pennsylvania                                      23-3028464
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(State or other jurisdiction         (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)




271 MAIN STREET, HARLEYSVILLE, PENNSYLVANIA                          19401
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(Address of principal executive offices)                            (Zip Code)



                                 (215) 256-8828
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         After the close of business on February 24, 2000, Harleysville Savings Financial Corporation (the "Company"), a Pennsylvania corporation, became a bank holding company in accordance with the terms of an Agreement Plan of Reorganization dated November 24, 1999 (the "Agreement"), by and between Harleysville Savings Bank (the "Bank"), a Pennsylvania chartered stock savings bank, Harleysville Interim Savings Bank ("Interim"), a Pennsylvania chartered interim stock savings bank. Pursuant to the Agreement: (1) the Company was organized as a wholly owned subsidiary of the Bank; (2) Interim was organized as a wholly owned subsidiary of the Company; (3) Interim merged with and into the Bank, with the Bank as the surviving institution, and (4) upon such merger, (i) the outstanding shares of common stock, par value $1.00 per share, of the Bank ("Bank Common Stock") became, by operation of law, on a one-for-one basis, common stock, par value $.01 per share, of the Company ("Company Common Stock")
(ii) the common stock of Interim held by the Company was converted into common stock of the Bank and (iii) the common stock of the Company held by the Bank was canceled. Accordingly, the Bank became a wholly owned subsidiary of the Company and the shareholders of the Bank became shareholders of the Company.

         The Bank Common Stock was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Federal Deposit Insurance Corporation. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Company Common Stock is deemed automatically registered under Section 12(g) of the Exchange Act. In addition, the Company Common Stock has been substituted for the Bank Common Stock on the Nasdaq National Market under the symbol "HARL."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

              Not applicable.

     (b)      PRO FORMA FINANCIAL INFORMATION

              Not applicable.

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     (c)      EXHIBITS

              2.1      Agreement and Plan of Reorganization, dated November 24,
                       1999

              3.1 Articles of Incorporation of Harleysville Savings Financial Corporation

              3.2      Bylaws of Harleysville Savings Financial Corporation

              4.1 Form of stock certificate of Harleysville Savings Financial Corporation

              99.1     Press Release, dated February 24, 2000

              99.2 Harleysville Savings Bank's Annual Report on Form 10-K for the year ended September 30, 1999 as filed with the Federal Deposit Insurance Corporation ("FDIC")

              99.3 Harleysville Savings Bank's Annual Report to Stockholders for the year ended September 30, 1999 as filed with the FDIC

              99.4 Harleysville Savings Bank's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999 as filed with the FDIC


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                                   SIGNATURES

                  Under the requirements of the Securities Exchange Act of 1934, Harleysville Savings Financial Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HARLEYSVILLE SAVINGS FINANCIAL
                                          CORPORATION

Date: February 25, 2000                   By:     /s/Edward J. Molnar
                                                 ------------------------
                                                 Edward J. Molnar
                                                 President and Chief Executive
                                                   Officer